UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                           --------------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 19, 2006
                           --------------------------

                            AFG ENTERPRISES USA, INC.
             (Exact Name of Registrant as Specified in its Charter)
                           --------------------------

            Nevada                        000-28515              84-1249735
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

            181 Wells Avenue, Suite 100, Newton, Massachusetts 02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 928-6001
                         (Registrant's telephone number,
                              including area code)

          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure.

Representatives of AFG Enterprises USA, Inc. intend to make presentations to potential investors on and after the date of this report using slides containing substantially the information attached to this Form 8-K as Exhibit 99.1. We expect to use such slides, possibly with variations, from time to time after the date of this report.

We are furnishing the information in the attached slides pursuant to Regulation FD of the Securities and Exchange Commission. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the attached slides is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise this information, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01         Financial Statements and Exhibits.

      (d)   Exhibits

      Exhibit     Description

99.1  Slideshow presentation of AFG Enterprises USA, Inc.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Date: April 19, 2006


                                        AFG Enterprises USA, Inc.


                                        By: /s/ Stephen Peary
                                           -------------------------------------
                                           Stephen Peary
                                           Chief Financial Officer


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